Exhibit 10.1

Quanta Services, Inc.

Term Sheet

Annual Incentive Plan 2013 – Corporate

Participants	Employees will be selected to participate in the Annual Incentive Plan at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive

•     Target incentive ranges have been or will be developed for each participant in the Plan.

•     Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Performance Measures

•     The annual incentive will be based on an operating income target to be determined annually by the Compensation Committee. This target will be adjusted, as appropriate, at the discretion of the Compensation Committee to take into account any business acquisitions or divestitures during the Plan year.

•     For purposes of the plan, operating income will be operating income (before goodwill amortization, gain (loss) on sale of assets and non-cash compensation) less interest expense, net of interest income.

•     There will be no discretionary portion for the annual incentive.

Incentive Determination

Percentage of Target / Objective Obtained	Incentive as a % of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
105%	120%
110%	140%
115%	160%
120%	180%
125% or greater	200%

•     The amount of incentive earned will be based on the table above.

•     The salary to be used in the calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

•     When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations

•     Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company, (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

•     A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

•     A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the 2013 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout	Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.

Term Sheet

Supplemental Incentive Plan 2013 – Corporate

Participants

•     Employees will be selected to participate in the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

•     For purposes of the supplemental incentive, Corporate participants will be classified annually into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.

Performance Measures and Incentive Determination

Performance Award

Fifty percent of a participant’s supplemental incentive value will be based on return on equity after eliminating the effects of goodwill (ROE) versus the target for the year. This target will be determined annually by the Compensation Committee. The target will be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any business acquisitions or dispositions during the Plan year.

The Performance Award will be determined according to the following table:

Percentage of Target / Objective Obtained	Incentive as a % of Target Incentive
Less than 75%	0%
75%	25%
80%	40%
85%	55%
90%	70%
95%	85%
100%	100%
105%	120%
110%	140%
115%	160%
120%	180%
125% or greater	200%

When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Individual Performance Award

The remaining fifty percent of a participant’s supplemental incentive value will be determined on a discretionary basis. The Individual Performance Award will be based on obtaining pre-set objectives established for each participant for the year and on exhibiting ethical behavior and compliance with the Code of Ethics and Business Conduct.

Limitations

•     Any calculated incentive will be subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company, (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

•     In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

•     A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

•     A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, in the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the 2013 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout

•      Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock, restricted stock units, or a combination thereof. Any shares or units awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock or restricted stock units must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock and all unvested restricted stock units are forfeited.

•      Cash-only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.

Term Sheet

CEO Discretionary Incentive Plan – All

2013

Discretionary Payout	Annually, at the recommendation of the CEO, discretionary awards will be presented to the Compensation Committee. These awards will be made at the discretion of the CEO, with the Compensation Committee’s approval, in cash, restricted stock, restricted stock units, or a combination thereof. A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.